Exhibit 32.1

Certification of Principal Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C §1350)

I, Alan J. Mintz, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Annual Report on Form 10-KSB/A for the annual period ended December 31, 2006 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Buckeye Ventures, Inc.

Dated: April 28, 2008

/s/ Alan J. Mintz
Alan J. Mintz
Chief Executive Officer and President
Principal Executive Officer